December 19, 2002


                       DREYFUS PREMIER VALUE EQUITY FUNDS
                           DREYFUS PREMIER VALUE FUND

                Supplement to Statement of Additional Information
                               dated March 1, 2002



      At a special meeting of shareholders held on December 18, 2002, shareholders of Dreyfus Premier Value Fund approved changing one of the Fund's investment restrictions to permit the Fund to invest in securities of other investment companies to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"), as described below. Accordingly, the following information supplements and supersedes any contrary information contained in the Company's Statement of Additional Information with respect to Dreyfus Premier Value Fund.

Certain Portfolio Securities

      Investment Companies. Dreyfus Premier Value Fund may invest in securities issued by other investment companies. Under the 1940 Act, the Fund's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. The Fund also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the Fund's securities lending program, in shares of one or more money market funds advised by the Manager. Such investments will not be subject to the limitations described above, except that the Fund's aggregate investment of uninvested cash reserves in such money market funds may not exceed 25% of its total assets.

Investment Restrictions

      With respect to Dreyfus Premier Value Fund, Investment Restriction No. 2 now reads as follows:

            The Fund may not:

            2. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

      Investment Restriction No. 2 is now a non-fundamental policy which may be changed by the Company's Board members at any time without shareholder approval.

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